THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Purchasers Resident Outside of the United States)

THIS CONFIDENTIAL PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (the “Agreement”) is made this ___ day of November, 2006, by and between EXPRESS SYSTEMS CORPORATION (the "Company"), a Nevada corporation with an address at 114 West Magnolia Street, Bellingham, WA 98225 U.S.A., and each purchaser identified on the signature pages to this Agreement (each a “Purchaser” and collectively, the “Purchasers”).

Purchase of Shares

1.	Subscription

1.1 The undersigned Purchasers (each a “Purchaser”) hereby irrevocably subscribe for and agree to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, the number of shares (the “Shares”), in exchange for their shares of DWM Petroleum AG (the “DWM Shares”) as set forth opposite their name and the signature of the Purchaser on a counterpart signature page to this Agreement (such subscription and agreement to purchase being the "Subscription").

1.2 The Shares will consist of common shares, par value $0.001 in the capital of the Company

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Purchaser acknowledges that the offering of the Shares (the "Offering") contemplated hereby is part of an agreement whereby the Company will exchange 80,000,000 of its Shares for a minimum of 95% of the shares of DWM Petroleum AG.

2.	Payment

2.1 Each Purchaser acknowledges and agrees that, subject to applicable law, its commitment to purchase Shares hereunder is and shall be irrevocable upon delivery of the DWM Shares and an executed counterpart original of this Subscription Agreement to the Company or its agents. The DWM Shares must accompany or precede this Subscription Agreement. The DWM Shares shall be sent to:

C/O DWM Petroleum AG, c/o Bahnhofstr.9, Postfach 155 CH-6341 Baar

2.2 Each Purchaser acknowledges and agrees that this Subscription Agreement, the DWM Shares and any other documents delivered in connection herewith will be held by the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Purchaser, this Subscription Agreement, the DWM Shares and any other documents delivered in connection herewith will be returned to the Purchaser at the address of the Purchaser as set forth in this Subscription Agreement.

3.	Deliveries at or Prior to Closing

3.1 Prior to acceptance of this Subscription Agreement by the Company, each Purchaser must complete, sign and return to the Company an executed original of this Subscription Agreement and send the DWM Shares to the Company.

3.2 Each Purchaser shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities or by applicable law.

3.3 At the Closing, the Company shall deliver to each Purchaser the following:

(a)	a counterpart original of this Subscription Agreement, duly executed by an authorized signatory of the Company;

(b)
a copy of a treasury order directed to the attention of the Company’s transfer agent (the “Transfer Agent”) directing the Transfer Agent to issue to the Purchaser the number of shares subscribed for by the Purchaser pursuant to this Subscription Agreement;

4.	Closing

4.1 Completion of the transactions contemplated in this Subscription Agreement (the "Closing") shall occur on or before December 31, 2006, or on such other date as may be determined by the Company (the "Closing Date").

4.2 The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more of the Purchasers (including the Purchaser hereunder) to complete delivery of the Securities to such Purchaser(s) against payment therefor at any time on or prior to the Closing Date.

5.	Conditions to Closing

5.1 Upon acceptance of this Subscription Agreement, the obligations of the Company to Close on the Closing Date are subject to the following conditions:

(a)	that all of the representations and warranties of the Purchaser made in this Subscription Agreement are accurate in all material respects when made and on the Closing Date;

(b)	that all of the obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(c)	that the Company shall have received the DWM Shares;

5.2 The obligations of the Purchaser hereunder to Close on the Closing Date are subject to the following conditions:

(a)	that all of the representations and warranties of the Company made in this Subscription Agreement are accurate in all material respects when made and on the Closing Date; and

(b)	that all of the obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed.

6.	Acknowledgements of Purchaser

6.1 Each Purchaser acknowledges and agrees that:

(a)	the Company is reporting company in the United States of America;

(b)
none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and federal securities laws;

(c)	the Purchaser acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(d)
the decision to execute this Subscription Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of the information contained in this Subscription Agreement (the receipt of which is hereby acknowledged) and such other information as the Purchaser may have heretofore requested of, and received from, the Company;

(e)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(f)	there is no government or other insurance covering any of the Securities;

(g)	there are risks associated with an investment in the Securities;

(h)
the Purchaser has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of the Shares pursuant to registration thereof under the 1933 Act and any applicable state and federal securities laws or under an exemption from such registration requirements;

(i)
the Purchaser and the Purchaser's advisor(s), if applicable, have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(j)
the Purchaser will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Company in connection therewith;

(k)
none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Purchaser that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently one or more market makers make a market for the Company's common shares on the OTC-BB;

(l)
the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and federal securities laws;

(m)
the statutory and regulatory basis for the exemption claimed for the offer of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and federal securities laws;

(n)
the Purchaser is acquiring the Securities pursuant to an exemption from the registration and prospectus requirements of all applicable securities legislation in all jurisdictions relevant to this Subscription, and, as a consequence, the Purchaser will not be entitled to use most of the civil remedies available under applicable securities legislation and the Purchaser will not receive information that would otherwise be required to be provided to the Purchaser pursuant to applicable securities legislation;

(o)
each Purchaser has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Purchaser is resident in connection with the distribution of the Shares hereunder, and

(ii)	applicable resale restrictions; and

(p)
this Subscription Agreement is not enforceable by the Purchaser unless it has been accepted by the Company, and the Purchaser acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

7.	Representations, Warranties and Covenants of the Purchaser

7.1 Each Purchaser severally and not jointly hereby represents and warrants to, and covenants with, the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)
it has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required hereby and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on its behalf;

(b)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law or regulation applicable to the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(c)
the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms;

(d)	the Purchaser is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(e)	the Purchaser is not a U.S. Person;

(f)	the Purchaser is resident in the jurisdiction set out under the heading "Name and Address of Purchaser" on the signature page of this Subscription Agreement;

(g)
the sale of the Shares to the Purchaser as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Purchaser;

(h)
the Purchaser is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Purchaser's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(i)
the Purchaser is not an underwriter of, or dealer in, the common shares of the Company, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(j)
the Purchaser (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k)
the Purchaser acknowledges that the Purchaser has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of the Shares pursuant to registration of the Shares pursuant to the 1933 Act and any applicable state and federal securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l)
the Purchaser is not aware of any advertisement of any of the Securities and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(m)	no person has made to the Purchaser any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

8.	Representations and Warranties of the Company

8.1 The Company acknowledges and agrees that each Purchaser is entitled to rely upon the representations and warranties of the Company contained in this Agreement and further acknowledges that each Purchaser will be relying upon such representations and warranties in purchasing the Shares.

(a)	The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

(b)	The Company has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(c)
The Company is not in violation or default of any of the provisions of its articles of incorporation or bylaws. The Company is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement (any of (i), (ii) or (iii) being hereafter referred to as a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(d)
The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and to carry out its obligations hereunder. The execution and delivery of each of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further corporate authorization is required by the Company in connection therewith.

(e)
Upon delivery, this Subscription Agreement will have been duly executed by the Company and will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(f)
The execution and delivery of this Subscription Agreement and the performance by the Company of the obligations imposed on it in this Subscription Agreement, including the issuance and sale of the Shares, do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other agreement to which the Company is a party or by which any material property or material asset of the Company, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any material property or material asset of the Company is bound, except, in each case, as could not reasonably be expected to result in a Material Adverse Effect.

(g)
The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than (i) filing with the SEC the Registration Statement (and any documents related thereto) on or before the Filing Date, and (ii) promptly responding to any comments that the SEC might have with respect to the Registration Statement.

(h)
The Shares are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be validly issued as fully paid and non-assessable, free and clear of all liens and encumbrances other than restrictions provided for in this Subscription Agreement and applicable law. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

(i)
The Company is/or will be authorized to issue 200,000,000 shares of common stock, each with a par value of $0.001. As at the date of this Subscription Agreement, and without adjustment for issuance of any of the Shares, there are 20,110,400 common shares of the Company issued and outstanding.

(j)	No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Subscription Agreement.

(k)
Except for share purchase options held by employees, consultants, officers or directors of the Company or as a result of this Subscription Agreement, there are no outstanding warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any common stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of its common stock, or securities or rights convertible or exchangeable into shares of common stock.

(l)
The issue and sale of the Securities will not obligate the Company to issue shares of its common stock or other securities to any person (other than the Purchasers and their designees) and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under such securities.

(m)
There are no stockholders agreements, voting agreements or similar agreements with respect to the Company’s common stock to which the Company is a party or, to the knowledge of the Company and without independent inquiry, between or among any of the Company’s stockholders.

(n)
There is no action, suit, notice of violation, proceeding or investigation pending against the Company or its property before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(o)
Except for the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no direct obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Subscription Agreement.

9.	Representations and Warranties will be Relied Upon by the Company

9.1 Each Purchaser, severally but not jointly, acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining such Purchaser's eligibility to purchase the Shares for which it is subscribing under applicable U.S. securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. Each Purchaser further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the Closing Date and that they will survive the purchase by the Purchaser of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of such Shares.

10.	Legending of Subject Securities

10.1 The Purchaser hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

"THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

10.2 The Purchaser hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.	Indemnification.

11.1 The Company shall indemnify and hold harmless each Purchaser, the officers, directors, agents and employees of each of them, each person who controls any such Purchaser (within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, “Losses”), as are incurred, arise out of or that relate to any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any prospectus included in the Registration Statement or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information furnished in writing to the Company by any Purchaser, or (ii) the Losses to such Purchaser occur after the Company has notified such Purchaser in writing of the suspension of the effectiveness of the Registration Statement or any prospectus. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any proceeding of which the Company is aware that the Company has reason to believe could result in Losses.

11.2 Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Purchaser's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus used by such Purchaser to sell Shares, or any form of prospectus contained in the Registration Statement or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished to the Company by such Purchaser or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of the Shares, or (2) the Losses to the Company occur after the Company has notified such Purchaser in writing of the suspension of the effectiveness of the Registration Statement or any prospectus.

11.3 If any proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Subscription Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel reasonably satisfactory to the Indemnifying Party at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

11.4 If a claim for indemnification under Section 11.1 or 11.2 is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

11.5 The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

12.	Costs

12.1 The Purchaser acknowledges and agrees that all costs and expenses incurred by the Purchaser (including any fees and disbursements of any special counsel retained by the Purchaser) relating to the purchase of the Shares shall be borne by the Purchaser.

13.	Governing Law

13.1 This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein. The Purchaser, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

14.	Independent Nature of Purchaser’s Obligations and Rights

14.1 The obligations of each Purchaser under this Subscription Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Subscription Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Subscription Agreement or it has knowingly waived its right to do so and has proceeded without benefit of counsel.

15.	Survival

15.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Purchaser pursuant hereto.

16.	Assignment

16.1 This Subscription Agreement is not transferable or assignable.

17.	Severability

17.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

18.	Entire Agreement

18.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19.	Notices

19.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Purchaser shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Express Systems Corporation, 114 West Magnolia Street, Suite 446, Bellingham, WA 98225, USA, Attention: President.

20.	Counterparts and Electronic Means

20.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Purchaser has duly executed this Subscription Agreement as of the date of acceptance by the Company.

(Number of Shares of DWM Petroleum AG)	(Name of Purchaser - Please type or print)

(Number of Shares of Express Systems Corporation)	(Signature and, if applicable, Office)

(Address of Purchaser)

(City, State or Province, Postal Code of Purchaser)

(Country of Purchaser)

A C C E P T A N C E
The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by Express Systems Corporation.

DATED at _______________________, the ____________ day of __________________, 2006.

EXPRESS SYSTEMS CORPORATION

Per: ____________________________
Authorized Signatory